SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549

                                  FORM 8-K/A-1



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



              Date of Report: December 28, 1999 (December 11, 1999)
                        (Date of earliest event reported)


                      Bion Environmental Technologies, Inc.
              (Exact Name of Registrant as Specified in its Charter




            Colorado                0-19333              84-1176672
   (State of Incorporation)    (Commission File No.)  (I.R.S. Employer
                                                     Identification No.)





               555 17th Street, Suite 3310, Denver, Colorado 80202
              (Address and Zip Code of Principal Executive Offices)






        Registrant's telephone number including area code: (303) 294-0750

ITEM 5.    OTHER EVENTS

1. On December 23, 1999, Bion Environmental Technologies, Inc. ("Bion") entered into the following transactions with the D2 Co., LLC., a recently formed Delaware Limited Liability Company, which was formerly unaffiliated with Bion, ("D2"):

     a) Bion entered into a three year Management Agreement with D2, (attached as Exhibit 10.1 hereto), pursuant to which D2 will provide Bion specific management and consulting services. A principal of D2, David J. Mitchell has been appointed to the following positions with Bion: Director, Chief Executive Officer, and Chairman of Executive Committee. Additionally, D2 has engaged Summerwind Restructuring, Inc., to provide consulting services to Bion's management and operations personnel. Jon Northrop will serve as President and will continue as a director and Chief Financial Officer; Mark A. Smith will continue as Chairman of Bion's Board; Jere Northrop will continue as a Director and Chief Technical Officer; and Ronald G. Cullis will continue as a director. The compensation to D2 for such services are as follows:
        i)  $240,000 per year payable in Bion common stock or cash; and
        ii) 2,500,000 warrants exercisable at $2.50 expiring on December 31, 2004.
        See Exhibit 10.1 for details.

     b) As part of the Management Agreement with D2, Bion has agreed to fill three vacant director seats with nominees of D2. The first two nominees are David J. Mitchell and Salvatore J. Zizza (biographies of
        Mr. Mitchell and Mr. Zizza attached in Exhibit 99.1), who have been appointed directors of Bion.

     c) Bion entered into a Warrant Purchase Agreement and other agreements with D2, pursuant to which D2 purchased 2,500,000 warrants for $1,000,000 ($500,000 in cash and $500,000 in a non-recourse promissory note to Bion that is secured by the subject warrants). See Exhibit 10.2 hereto.

     d) Additionally, a Shareholders' Agreement was executed by, between and among D2, Mark A. Smith, Jere Northrop, Jon Northrop, LoTayLingKyur, Inc., and Dublin Holding, Ltd. See Exhibit 10.3 hereto.

     e) The transactions set forth at paragraphs 2 through 4 below were entered into to meet conditions set by D2.

2. Effective December 20, 1999, pursuant to an agreement by, between and among Bion, LoTayLingKyur, Inc., LTLK Defined Benefit Plan, LoTayLingKyur Foundation, Dublin Holding Ltd. and Mark A. Smith (collectively "First Parties"): i) First Parties exchanged certain convertible promissory notes of Bion for new convertible promissory notes with aggregate principal of $3,075,797.85 due at December 31, 2002; ii) Bion received the right to convert such new notes to common stock under specific conditions; iii) First Parties' Class X Warrants were exchanged for 0.3 restricted common shares plus 0.7 Class Z Warrants for each Class X Warrant (in aggregate, 1,172,426 restricted shares of common stock and 2,735,660 Class Z Warrants were issued and exchanged for 3,908,084 Class X Warrants); and iv) First Parties agreed to participate in and support a future registered warrant exchange on specified terms and conditions. See Exhibit 10.4 for details.

3. During the period from December 11, 1999 through December 15, 1999, Bion entered into agreements with each of its current employees who had in the past received Bion warrants (of various classes) as compensation ("Employee Warrants") to exchange the Employee Warrants for non-qualified options with identical exercise prices, expiration dates and vesting dates issued pursuant to Bion's 1994 Incentive Plan. In aggregate, 303,925 Employee Warrants were exchanged for 303,925 non-qualified options.

4. Effective December 15, 1999, Bion entered into agreements with 8 holders of outstanding promissory notes of Bion (Jon Northrop, Jere Northrop,
     Northrop Family Trust, M. Duane Stutzman, Harley Northrop, Edward Hennig, William Crossetta, and Craig Scott), pursuant to which each note holder agreed to exercise either outstanding Bion options or warrants owned by the note holder by cancellation of the promissory note owned by the holder under certain specified conditions. Additionally, each note holder agreed to participate in and support a future registered warrant exchange under specified terms and conditions. See Exhibits 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, and 10.12 hereto for details.

5. As a result of the transactions set forth at paragraphs 1 through 4 above (and the exhibits thereto), Bion's capital structure has undergone material changes. Exhibit 10.13 hereto outlines Bion's capital structure as of December 23, 1999.

6. Interest of Named Experts and Counsel in filing of Form S-8 dated December 11, 1999. Stanley F. Freedman, the sole owner of an entity which is a member of the law firm which serves as Bion's outside legal counsel, is the owner of 7,091 shares of common stock of the Company and the holder of a currently exercisable option to purchase an additional 40,000 shares at an exercise price of $2.50 per share. The subject option will expire on December 31, 2001. In addition, Mr. Freedman is the owner of a Z warrant to purchase 6,636 additional shares at an exercise price of $13.50 per share during the period commencing on January 1, 2000 and ending on December 31, 2001.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits

10.1 Management Agreement and Management Compensation Warrant. (Incorporated by reference to Form 8-K dated December 11, 1999)

10.2      Warrant Purchase Agreement; Promissory Note; Warrant; and Pledge
          Agreement.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.3      Shareholder Agreement.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.4      First Parties' Agreement.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.5      Agreement between Jon Northrop and Bion.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.6      Agreement between Jere Northrop and Bion.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.7      Agreement between Northrop Family Trust and Bion.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.8      Agreement between M. Duane Stutzman and Bion.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.9      Agreement between Harley Northrop and Bion.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.10     Agreement between Edward Hennig and Bion.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.11     Agreement between William Crossetta and Bion.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.12     Agreement between S. Craig Scott and Bion.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

10.13     Bion's Capital Structure as of December 23, 1999.

99.1      Biographies of Messrs. Mitchell and Zizza.
          (Incorporated by reference to Form 8-K dated December 11, 1999)

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BION ENVIRONMENTAL TECHNOLOGIES,INC.

Date: December 28, 1999             By:  /s/ Jon Northrop
                                        ------------------------
                                             Jon Northrop, Chief Financial
                                             Officer